UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2017

Janus Henderson Group plc

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-38103	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7818 1818

Henderson Group plc

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 30, 2017, Henderson Group plc (“Henderson”) and Janus Capital Group Inc. (“Janus”) issued a press release announcing the closing of their previously announced merger. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On May 30, 2017, Henderson and Janus issued an ASX announcement announcing the closing of their previously announced merger. The announcement is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 8.01 Other Events.

As previously announced, as of May 30, 2017, Henderson’s ordinary shares have been cancelled from the UKLA Official List and have ceased trading on the main market of the London Stock Exchange.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith.

Exhibit Number	Description

99.1	Press Release, dated May 30, 2017, jointly issued by Henderson and Janus
99.2	ASX Announcement, dated May 30, 2017, jointly issued by Henderson and Janus

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 30, 2017	By:	/s/ Andrew Formica
	Name:	Andrew Formica
	Title:	Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 30, 2017, jointly issued by Henderson and Janus
99.2	ASX Announcement, dated May 30, 2017, jointly issued by Henderson and Janus